UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2022

Zanite Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 292-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZNTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZNTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ZNTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Zanite Acquisition Corp., a Delaware corporation (“Zanite” or the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding Inc., a Delaware corporation and a direct wholly-owned subsidiary of Embraer (“EAH”), and EVE UAM, LLC, a Delaware limited liability company and a wholly-owned subsidiary of EAH (“Eve”).

Furnished as Exhibit 99.1 hereto is a presentation to be presented by Eve at the Singapore Airshow 2022 on February 16, 2022.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Zanite under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information about the Business Combination and Where to Find It

In connection with the business combination, on December 30, 2021, Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement (as amended by Amendment No. 1 to the preliminary proxy statement, filed on February 9, 2022) relating to the Business Combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the Business Combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that are filed or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed Business Combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed Business Combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed Business Combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed Business Combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. Zanite’s and Eve’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Zanite’s and Eve’s expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Zanite’s registration statement on Form S-1 and annual report on Form 10-K and Embraer’s annual report on Form 20-F. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed Transaction, a preliminary version of which has been filed by Zanite with the SEC and other documents filed by Zanite from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward looking statements. Most of these factors are outside Zanite’s and Eve’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Zanite or Eve following the announcement of the Transaction; (2) the inability to complete the proposed Transaction, including due to the inability to concurrently close the proposed Transaction and the private placement of common stock or due to failure to obtain approval of the securityholders of Zanite; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks and uncertainties indicated from time to time described in Zanite’s registration on Form S-1 and Embraer’s annual report on Form 20-F, including those under “Risk Factors” therein, and in Zanite’s and Embraer’s other filings with the SEC. Zanite and Eve caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Zanite nor Eve undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation, dated as of February 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANITE ACQUISITION CORP.

Dated: February 16, 2022	By:	/s/ Steven H. Rosen
Name: Steven H. Rosen
Title: Co-Chief Executive Officer

Exhibit 99.1 SINGAPORE AIRSHOW 2022 EVE PRESS CONFERENCE ANDRÉ STEIN | CO-CEO Confidential

Disclaimer Confidentiality andDisclosures exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to Thispresentation hasbeenprepared foruseby EVEUAM, LLC (“Eve” orthe“Company”) and ZaniteAcquisition Corp.( Zanite ) in connection with their be issued. Investors should be aware that they might be required to bear the financial risk of their investment for an indefinite period of time. Neither proposed business combination (the “Transaction”). This presentation is for information purposes only and is being provided to you solely in your ZanitenortheCompanyis makinganofferoftheSecurities inanystatewheretheofferis notpermitted. capacity asa potentialinvestor in considering aninvestment in Zanite and maynotbe reproduced or redistributed, in whole or inpart, without theprior written consent of Eve and Zanite. By accepting this presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use and representatives(“recipient”)agrees: (i) tomaintain theconfidentialityof allinformation that is contained in thispresentation and not already in the would becontrary tolocal lawor regulation. public domain; and (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies. This presentation supersedes and supplementsany priorpresentationandany oral or written communication with respect Forward-LookingStatements toEveandits business. This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. Zanite’s and Eve’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on The Company and Zanite are free to conduct the process of the potential transaction as they deem in their sole discretion (including, without these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, limitation, terminating further participation in the process by any party, negotiating with prospective transaction counterparties and entering into an “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such agreement with respect to the Transaction without prior notice to you or any other person) and any procedures relating to such Transaction may be forward-looking statements. These forward-looking statements include, without limitation, Zanite’s and Eve’s expectations with respect to future changed at any time without prior notice to you or any other person. None of Eve, Zanite or any other person undertakes any obligation to provide you performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the with access to any additional information. This presentation shall not be deemed an indication of the state of affairs of Eve nor shall it constitute an completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to indication thattherehasbeennochangeinthebusinessor affairs ofEvesincethedatehereof. differmaterially from theexpected results.You should carefully consider the risksand uncertaintiesdescribed in the“RiskFactors” section of Zanite’s registration statement on Form S-1 and annual report on Form 10-K and Embraer S.A.’s (“Embraer”) annual report on Form 20-F. In addition, there will NoRepresentations andWarranties be risks and uncertainties described in the proxy statement relating to the proposed Transaction, a preliminary version of which has been filed by None of Eve,Zanite or any of their respective subsidiaries, stockholders, affiliates, representatives, partners,directors,officers,employees, investment Zanite with the Securities and Exchange Commission (the “SEC”) and other documents filed by Zanite from time to time with the SEC. These filings banks, agents or advisers makes any express or implied representation or warranty as to the accuracy or completeness of the information contained identify and address otherimportantrisks and uncertaintiesthatcould cause actualeventsand resultsto differmaterially from those contained in the in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its forward looking statements. Most of these factors are outside Zanite’s and Eve’s control and are difficult to predict. Factors that may cause such evaluation of a possible transaction between Eve and Zanite. To the fullest extent permitted by law, in no circumstances will the Company, Zanite or differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Zanite or Eve following the any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, agents or announcement of the Transaction; (2) the inability to complete the proposed Transaction, including due to the inability to concurrently close the advisersbe responsibleor liable for any direct, indirect orconsequential loss or loss of profit arising from the use of thisPresentation, itscontents,its proposed Transaction and the private placement of common stock or due to failure to obtain approval of the securityholders of Zanite; (3) delays in omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete therewith. the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the You will be entitled to rely solely on the representations and warranties made to you by Zanite in a definitive written agreement relating to a ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key Transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement. No other employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may representations and warranties will have any legal effect. The Company and Zanite expressly disclaim any and all liability for representations, be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks expressed or implied, contained herein or for errors, omissions or misstatements, negligent or otherwise, in this presentation or any other written or anduncertaintiesindicatedfromtimetotimedescribedinZanite’sregistrationonFormS-1and Embraer’sannualreport onForm20-F,includingthose oral communicationtransmitted toyouinthecourse ofyourevaluationofa potentialtransaction. under “Risk Factors” therein, and in Zanite’s and Embraer’s other filings with the SEC. Zanite and Eve caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does Zanite nor Eve undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any not constitute investment, tax or legal advice regarding any securities. You should consult your own legal, regulatory, tax, business, financial and changeinits expectationsoranychangein events,conditions orcircumstances onwhichanysuchstatementis based. accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in Zanite and the transactions contemplated in this presentation. The recipient also acknowledges and agrees that the UseofData information contained in this presentation and any oral statements made in connection with this presentation are preliminary in nature, subject to Thispresentation containsinformation concerningEve'sindustry, includingmarketsize andgrowth ratesof themarketsin which Eveparticipates, that material change and not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Zanite. are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports ZaniteandEvedisclaim anydutytoupdatetheinformation contained inthispresentation. commissioned by Eve and its internal sources. This information involves many assumptions and limitations, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as By participating in this Presentation, the recipient acknowledges that such recipient is aware that the United States securities laws restrict persons to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such contained herein. company, or from communicating such information to any otherperson undercircumstances in which it is reasonably foreseeable thatsuchperson is likelytopurchaseorsell suchsecurities onthebasis ofsuchinformation. Any data on past performance or modeling contained herein is not an indication as to future performance. Neither Eve nor Zanite have independently verified this third-party information. Similarly, other third-party survey data and research reports commissioned by Eve or Zanite, while believedtobe NoOfferorSolicitation reliable, are based on limited sample sizesand havenot been independentlyverified by Eve or Zanite.In addition, projections, assumptions, estimates, This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an goals, targets,plans and trends of the future performance of the industry in which Eve operates, and its future performance, are necessarily subject to offer to buy any securities, or the solicitation of any proxy, vote, consent, authorization or approval in any jurisdiction in connection with the proposed uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from Transaction,norshalltherebeany saleof securities inany jurisdictioninwhich theoffer,solicitationorsalewouldbeunlawfulpriortotheregistration thoseexpressedintheestimatesmadebyindependentpartiesandbyEveandZanite.EveandZaniteassumenoobligationtoupdatetheinformation or qualification under the securities laws of any such jurisdictions. No such offering of securities shall be made except by means of a prospectus in this presentation. Accordingly, this presentation is being delivered to you with the understanding that you will conduct your own independent meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). Investment in any securities described herein investigationof thosematters, whichyoudeemappropriatewithoutreliance onZanite,Eveor anymaterials setoutinthispresentation. has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offeringortheaccuracy or adequacyof theinformation containedherein. All summariesand discussions of documentation and/orfinancialinformationcontainedherein arequalified in theirentiretyby referencetotheactual documentsand/or financial statements. Any offering of securities (the Securities ) will not be registered under the Securities Act, and will be offered as a private placement to a limited number of institutional accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and Institutional Accounts as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any

Disclaimer (cont.) Projections Participation inSolicitation This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2020 through Eve and Zanite and their respective directorsand executive officers, under SEC rules, maybe deemed tobeparticipantsin thesolicitation of proxies of 2030. All projections, estimates, goals, targets, plans, trends or other statements with respect to future results or future events in this presentation, Zanite'sshareholders in connection withtheproposed Transaction.Investorsand security holders may obtainmore detailed information regarding the including projected revenue, are forward-looking statements that (i) reflect various estimates and assumptions concerning future industry names and interests in the proposed Transaction of Zanite's directors and officers in Zanite's filings with the SEC, including Zanite's annual reporton performance, general business, economic and regulatory conditions, market conditions for the Company’s products and other matters, which Form10-K,whichwasoriginallyfiledwiththeSEConJune14,2021.TotheextentthatholdingsofZanite'ssecuritieshavechangedfromtheamounts assumptions may or may not prove to be correct, (ii) are inherently subject to significant contingencies and uncertainties, many of which are outside reported in Zanite's registration statementon Form S-1,such changeshavebeen orwillbe reflected on StatementsofChange in Ownership on Form 4 the control of Eve and Zanite and (iii) should not be regarded as a representation by Eve, Zanite or any other person that such estimates, forecasts or filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Zanite's projections will be achieved. Neither Zanite’s nor Eve’s independent auditors have studied, reviewed, compiled or performed any procedures with shareholders in connection with the proposed Transaction is set forth in the proxy statement for the proposed Transaction, a preliminary version of respecttotheprojections for thepurpose of their inclusion in this presentation, and accordingly, neither of themexpressed an opinion orprovided any whichhasbeenfiled byZanitewiththeSEC. other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Actual results can be expected to vary and those variations may be material. Trademarks Unanticipated events may occur that could affect the outcome of such projections, estimates, goals, targets, plans, trends and other statements. You This presentation includes logos or other words or devices that may be registered trademarks of their respective owners. Solely for convenience, must make your own determinations as to the reasonableness of these projections, estimates, goals, targets, plans, trends and other statements and some of thetrademarks, service marks,trade namesand copyrightsreferred to in thispresentationmaybe listed without theTM, SM, ©or®symbols, should also note that if one or more estimates change, or one or more assumptions are not met, or one or more unexpected events occur, the but Zanite and Eve will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, performance and results set forth in such projections, estimates, goals, targets, plans, trends and other statements may not be achieved. We can give trade namesand copyrights.This presentationandits contentsarenotendorsed, sponsored oraffiliated withanytrademarkowner. no assurance as to future operations, performance, results or events. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Eve and Zanite, or their representatives, considered or consider the financial projections, estimates and AdditionalInformationAbouttheTransactionandWheretoFindIt targetstobeareliable prediction of futureevents. Zanite intends to submit the Transaction to its security holders for their consideration. The Company has filed a preliminary proxy statement with the SEC and intends to file a proxy statement with the SEC, which will include a preliminary proxy statement and a definitive proxy statement, to be UseofNon-GAAPFinancialMetrics distributed to Zanite’s securityholders in connection with Zanite’s solicitation for proxies for the vote by Zanite’s shareholders in connection with the This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States Transaction and other matters as described in the definitive proxy statement. After the definitive proxy statement on Form DEFM14A has been filed, ( GAAP ), including EBITDA, EBITDA margin, free cash flow, non-GAAP gross profit and non-GAAP gross margin (including on a forward-looking basis) Zanite will mail the definitive proxy statement and other relevant documents to its securityholders as of the record date established for voting on the andcertain otherratiosandothermetricsderivedtherefrom.TheCompanydefinesEBITDAasnetincome(loss)beforedepreciationandamortization, Transaction. Investors and security holders of Zanite and Eve are urged to read the proxy statement and other relevant documents that have been or income taxes, interest income / (expense) and stock-based compensation, and EBITDA margin as EBITDA divided by revenue. The Company defines willbefiledwiththeSECcarefullyand intheirentiretywhentheybecomeavailablebecausetheywillcontain importantinformationabouttheproposed free cash flow as cash flow from operations minus capital expenditures. The Company defines non-GAAP gross profit as gross profit excluding Transaction. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important depreciation and amortization and stock-based compensation expense included in cost of goods sold, and non-GAAP gross margin as non-GAAP information about Zanite and Eve through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Zanite gross profit divided by revenue. These financial measures are not measures of financial performance in accordance with GAAP and may exclude can be obtained free of charge by directing a written request to Zanite at 25101 Chagrin Boulevard, Suite 350, Cleveland, Ohio 44122. Inquiries items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as regarding this presentation may be directed to Steven H. Rosen, Co-Chief Executive Officer, at 25101 Chagrin Boulevard, Suite 350, Cleveland, Ohio an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these 44122or bycalling (216)292-0200. measuresmay not be comparable tosimilarly titled measuresused by othercompanies, which may be defined and calculated differently. Evebelieves that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY Eve.Eve'smanagementusesforward-lookingnon-GAAPmeasurestoevaluate Eve'sprojectedfinancialsand operatingperformance.Othercompanies AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE may calculate non-GAAP measures differently, or may use other measures to calculate their ﬁnancial performance, and therefore the Company’s non- INFORMATION CONTAINED HEREIN. ANYREPRESENTATION TO THECONTRARYISACRIMINALOFFENSE. GAAP measures may not be directly comparable to similarly titled measures of other companies. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. Given the inherent uncertainty regarding projections, projected non-GAAP measures have not been reconciled back to the nearest GAAP measure. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review the Company’s and Zanite’s audited financial statements, which will be included in the definitive proxy statement relating to the Transaction. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measuresduetotheinherentdifficulty inforecasting and quantifyingcertain amountsthatarenecessary for suchreconciliations. PrivatePlacement The securities towhich this presentation relates havenotbeen registered underthe SecuritiesAct, orthe securities laws of any otherjurisdiction.This presentation relates to securities that Zanite intends to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offeringordeterminedthatthispresentationis accurate or complete.Anyrepresentationtothecontrary is acriminal offense. 2020PreliminaryFinancialInformation Eve's audited consolidated financial statements for the twelve months ended December 31, 2020 are not yet available. This presentation includes certain preliminary unaudited financial information for the twelve months ended December 31, 2020 that is based solely on Eve's management's estimates reflecting currently available preliminary information, and remains subject to Eve's consideration of subsequent events. Eve's independent registered public accounting firm has not audited or reviewed, and does not express an opinion with respect to, this financial information. Eve's final consolidated financial results as of and for the twelve months ended December 31, 2020 may materially differ from the estimates and the interim balances set forth in this presentation. Such estimates constitute forward-looking statements and are subject to risks and uncertainties, including thosedescribed under Forward-Looking Statements.

Key Highlights Attractive Business Fundamentals Addressing a Massive Global TAM Scalable and Sustainable Solution Highly Experienced Team Pure play focus on a $0.76T revenue Most practical eVTOL design, capital efficient Senior leadership team and board with (1) opportunity 2025E – 2040E fleet operations model and carbon neutrality proven aviation credentials Significant Execution Advantages Strategic Support from Embraer Powerful Partner Network Significant Revenue Visibility Aviation leader with 30+ aircraft models MOUs and LOIs with dozens of leading Order pipeline of $5.2B for 1,735 vehicles (2) (3) certified and produced over 25 years partners across the UAM ecosystem to 17 launch customers (1) Total addressable market (“TAM”) estimate as per “Market for Urban Air Mobility” from KPMG dated June 2021 (includes passenger travel; excludes cargo, defense and emergency services). (2) Partnerships with Eve or one of its affiliates are non-binding. The number of memoranda of understanding (“MOUs”) and LOIs signed by Eve is current as of 1/11/22. (3) Eve pipeline is based on launch orders (including purchase options) and capacity deals that are non-binding and subject to material change. Capacity deals are converted from annual hourly commitments to vehicles 1 assuming 1,000 hours per vehicle per year. Eve pipeline is current as of 1/11/22.

Highly Scalable UAM Solution EVTOL DESIGN AND SERVICE AND FLEET URBAN AIR TRAFFIC PRODUCTION SUPPORT OPERATIONS MANAGEMENT Practical design choice drives Leveraging Embraer global Capital efficient strategy of Applying the knowledge from lowest operational cost and footprint to enable a sizable aligning with operators and designing Brazil’s ATC system simplest certification path and profitable revenue stream scaling partner-by-partner to enable safe eVTOL flights 2

Vehicle Design Optimized for Urban Mobility Flexible Seating Capacity Tailored for Urban Mobility 4 passengers at entry into service 100 km (60 mile) range at EIS (1) Up to 6 in autonomous mode Addresses 99% of UAM missions in cities (2) and metropolitan areas High Utilization Rate Leading Cost Efficiency Designed for thousands of flight cycles Over 6x lower cost-per-seat than helicopters per year with industry-leading reliability (3) and best-in-class for eVTOLs Lift + Cruise Design Community Friendly Most practical design choice for Approximately 90% lower noise footprint (4) efficiency and certifiability compared to equivalent helicopters Note: Expected vehicle performance metrics are based on preliminary models, simulations and proof of concepts (“PoCs”). Actual performance characteristics are subject to validation and change. (1) Eve expects autonomous operations to commence around 2030. (2) EIS = entry into service. Eve’s estimate of serving 99% of UAM missions in cities and metropolitan areas is based on a study of 1,500 markets worldwide conducted by Eve and Massachusetts Institute of Technology. (3) Helicopter costs are based on an analysis from Conklin & de Decker. Eve vehicle costs are based on Eve analysis. 3 (4) Data is based on simulations performed by Eve and publicly available noise profile data for a Bell 430 helicopter.

MARKET PERSPECTIVES Confidential |

APAC expected to be the largest UAM market Tokyo # Vehicles: 1,280 # Pax (year): 21.4M 2035 FIGURES Seoul # Vehicles: 395 # Pax (year): 6.6M ~25,000+ eVTOLs Mumbai # Vehicles: 795 # Pax (year): 13.4M >50% of global demand Singapore # Vehicles: 235 + # Pax (year): 3.9M 400,000 flights per day + 500M pax per year Melbourne # Vehicles: 170 # Pax (year): 2.8M 5 Source: Eve Air Mobility

Fast and efficient mobility option throughout large urban areas 30km | 20 min An alternative for the city’s demand for green, fast, and efficient transportation JURONG WEST 41km | 1h00min CHANGI Sources: Eve Air Mobility, Google Maps 6

Enlarging the regional catchment 18 min Locals, tourists, business executives and politicians MARINA BAY benefiting from significant time savings on trips to Batam SINGAPORE (DOWNTOWN) BATAM (NAGOYA HILL MALL) 1h00min – 1h35min Sources: Eve Air Mobility, Google Maps, BatamFast 7

The sweet spot for urban air mobility KLUANG JOHOR JOHOR CHANGI MARINA BAY MARINA BAY BATAM BINTAN PULAU KUNDUR BATAM 100km | 62mi 30km | 18mi range range 12 minutes flight 37 minutes flight Sources: Eve Air Mobility 8

A sustainable and affordable mode of transportation JOHOR BINTAN MARINA BAY + 200 eVTOLs BATAM + SENTOSA 30 Vertiports + 3k Flights per day + 3M Passengers per year 9

RECENT ACCOMPLISHMENTS Confidential |

Previous announcements in APAC DEC 2020 AUG 2021 DEC 2021 DEC 2021 AIRSERVICES ASCENT NAUTILUS SYDNEY SEAPLANES AUSTRALIA AVIATION Development of a LOI for up to LOI for up to LOI for up to [1] Concept of Operations 100 eVTOLs 10 eVTOLs 50 eVTOLs in Melbourne, AU 11 [1] Capacity deals are converted from annual hourly commitments to vehicles assuming 1,000 hours per vehicle per year.

by Car 35 km | 60-90 min A simulation of the by Air 25 km | 10 min entire uam journey 12

TYPE CERTIFICATE PROCESS FORMALIZED WITH ANAC Confidential | 13

ANNOUNCEMENTS Confidential |

• A Concept of Operations for Advanced Air Mobility • Using our ATM expertise in developing new concepts to enable AAM to scale safely • Meeting the future needs of Japanese community 15

HELISPIRIT LOI for up to 50 eVTOL Aircraft 16

MICROFLITE LOI for up to 40 eVTOL Aircraft 17

Building a global partner ecosystem Helicopter Operators Fixed Wing Operators Vertiports Ride Sharing Platforms Renewable Energy Lessors Technology Defense Financing / Development 18 Note: All partnerships are based on non-binding MOUs or LOIs signed by Eve or one of its affiliates and, as such, are subject to change.

The largest order pipeline REPUBLIC AIRWAYS 200 HALO 200 SKYWEST 100 BRISTOW 100 FALKO 200 AVANTTO 100 LETTERS OF INTENT FOR UP TO AZORRA 200 HELISUL 50 ASCENT 100 HELISPIRIT 50 1,785 HELIPASS 50 SYDNEY SEAPLANES 50 BLADE 60 MICROFLITE 40 EVTOL AIRCRAFT NAUTILUS AVIATION 10 FLAPPER 25 UNDISCLOSED 250 $5.4 bi (1) Eve pipeline is based on launch orders and capacity deals that are non-binding and subject to material change. Capacity deals are converted from annual hourly commitments to vehicles assuming 1,000 hours per vehicle 19 per year. Eve pipeline is current as of 02/15/22.